                 CONSENT TO BE NAMED IN REGISTRATION STATEMENTS



         I hereby consent to be named in (i) the Registration Statement on Form S-3 of Mesa Operating Co. ("MOC") relating to the offering of _____% Senior Subordinated Notes due 2006 and _____% Senior Subordinated Discount Notes due 2006 of MOC, as issuer, and MESA Inc. ("MESA"), as guarantor (No. 333-03281), and (ii) the Registration Statement on Form S-3 of MESA relating to the offering of shares of Series A 8% Cumulative Convertible Preferred Stock (No. 333- 03365), as a person to become a director of MESA, and to the filing of this Consent as an exhibit to such Registration Statements.




                                                        /s/ RICHARD E. RAINWATER
                                                        ------------------------
Date:  June 24, 1996                                    Richard E. Rainwater

                 CONSENT TO BE NAMED IN REGISTRATION STATEMENTS



         I hereby consent to be named in (i) the Registration Statement on Form S-3 of Mesa Operating Co. ("MOC") relating to the offering of _____% Senior Subordinated Notes due 2006 and _____% Senior Subordinated Discount Notes due 2006 of MOC, as issuer, and MESA Inc. ("MESA"), as guarantor (No. 333-03281), and (ii) the Registration Statement on Form S-3 of MESA relating to the offering of shares of Series A 8% Cumulative Convertible Preferred Stock (No. 333- 03365), as a person to become a director of MESA, and to the filing of this Consent as an exhibit to such Registration Statements.




                                                        /s/ DARLA D. MOORE
                                                        ------------------------
Date:  June 24, 1996                                    Darla D. Moore

                 CONSENT TO BE NAMED IN REGISTRATION STATEMENTS



         I hereby consent to be named in (i) the Registration Statement on Form S-3 of Mesa Operating Co. ("MOC") relating to the offering of _____% Senior Subordinated Notes due 2006 and _____% Senior Subordinated Discount Notes due 2006 of MOC, as issuer, and MESA Inc. ("MESA"), as guarantor (No. 333-03281), and (ii) the Registration Statement on Form S-3 of MESA relating to the offering of shares of Series A 8% Cumulative Convertible Preferred Stock (No. 333- 03365), as a person to become a director of MESA, and to the filing of this Consent as an exhibit to such Registration Statements.




                                                        /s/ PHILIP B. SMITH
                                                        ------------------------
Date:  June 24, 1996                                    Philip B. Smith

                 CONSENT TO BE NAMED IN REGISTRATION STATEMENTS



         I hereby consent to be named in (i) the Registration Statement on Form S-3 of Mesa Operating Co. ("MOC") relating to the offering of _____% Senior Subordinated Notes due 2006 and _____% Senior Subordinated Discount Notes due 2006 of MOC, as issuer, and MESA Inc. ("MESA"), as guarantor (No. 333-03281), and (ii) the Registration Statement on Form S-3 of MESA relating to the offering of shares of Series A 8% Cumulative Convertible Preferred Stock (No. 333- 03365), as a person to become a director of MESA, and to the filing of this Consent as an exhibit to such Registration Statements.




                                                        /s/ KENNETH A. HERSH
                                                        ------------------------
Date:  June 24, 1996                                    Kenneth A. Hersh